                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A  INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement          / / Confidential, For Use of the
                                             Commission Only (as Permitted
                                             by Rule 14a-6(e)(2))

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 BENTHOS, INC.
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               (Name of Registrant as Specified in Its Charter)

                                 BENTHOS, INC.
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     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /x/  No fee required.

     / /  Fee computed on table below per Exchange Act
          Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 BENTHOS, INC.

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 3, 1998

  This proxy statement and the accompanying Notice of Special Meeting of Stockholders is furnished to stockholders of Benthos, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting in Lieu of the Annual Meeting of Stockholders of the Company to be held on April 3, 1998 at the time and place set forth in the accompanying notice and at any and all adjournments thereof. The approximate date on which this proxy statement and accompanying proxy form are being sent to stockholders is February 27, 1998.

                      INFORMATION AS TO VOTING SECURITIES

  Only stockholders of record at the close of business on February 20, 1998 (the "record date") will be entitled to vote at the meeting. On that date the Company had outstanding and entitled to vote 1,317,490 shares of Common Stock. Each share of Common Stock outstanding on the record date is entitled to one vote. Under the Company's By-Laws, the presence in person or by proxy of a majority in interest of all shares of Common Stock issued, outstanding and entitled to vote at the meeting shall constitute a quorum. When a quorum is present, a director may be elected by a plurality of the votes properly cast. The approval of the auditors and the approval of the Benthos, Inc. 1998 Non-Employee Directors' Stock Option Plan will require the favorable vote of a majority of the votes properly cast and the approval of the amendment to the articles of organization will require the favorable vote of a majority of the issued and outstanding shares of Common Stock. Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence of a quorum for the meeting. Therefore, abstentions and broker "non-votes" will have the effect of "against" votes. Broker "non-votes" occur when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Usually, this would occur when brokers holding stock in "street name" have not received any instructions from clients, in which case the brokers (as holders of record) are permitted to vote on "routine" proposals but not on non-routine matters. The election of directors and auditors are considered routine matters. The approval of the 1998 Non-Employee Directors' Stock Option Plan and the amendment of the articles of organization to create a class of preferred stock are considered non-routine matters. Missing votes on non-routine matters are "broker non-votes."

                              PROXY SOLICITATION

  The expenses of solicitation of proxies will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but officers and employees of the Company may also solicit proxies by telephone, fax and in person.

  The Company's principal executive offices are at 49 Edgerton Drive, North Falmouth, Massachusetts 02556-2826.

  Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Clerk of the Company an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  The current directors and executive officers of the Company are as follows:

NAME                            AGE                  POSITION
----                            ---                  --------
Samuel O. Raymond..............  69 Chairman Emeritus of the Board of Directors
                                    and Director of Research
John L. Coughlin...............  46 President and Chief Executive Officer and
                                     Director
Stephen D. Fantone.............  44 Chairman of the Board of Directors
A. Theodore Mollegen, Jr.......  60 Director
Thurman F. Naylor..............  78 Director
Gary K. Willis.................  52 Director
Francis E. Dunne, Jr. .........  51 Treasurer and Chief Financial Officer

  The Company's board of directors is classified into three classes, with the members of the respective classes serving for staggered three-year terms. The first class, consisting of Messrs. Coughlin and Willis, is eligible for re-election at the 2000 annual meeting; the second class, consisting of Mr. Mollegen and Dr. Fantone, is eligible for re-election at the 1998 annual meeting; the third class, consisting of Messrs. Raymond and Naylor, is eligible for re-election at the 1999 annual meeting. Officers of the Company serve at the pleasure of the Board of Directors.

  The following information is provided with respect to the business experience of each director and executive officer of the Company:

  Mr. Raymond founded the Company in 1962 and served as its President for twenty years. He previously served as Chairman of the Board from 1965-1982 and from 1989 to January 1997. Mr. Raymond most recently served as the President and Chief Executive Officer of the Company from June 1995 to April 1996. Mr. Raymond has served as a director of the Company since 1965. In January 1997, Mr. Raymond was elected as Chairman Emeritus of the Board of Directors and Director of Research of the Company. Mr. Raymond has a B.S. in Mechanical Engineering from M.I.T. and was instrumental in the development and marketing of many of the Company's original products in both the Company's Undersea Systems Division and the Container Inspection Systems Division.

  Mr. Coughlin has served as President, Chief Executive Officer and a director of the Company since April 1996 and as Treasurer from October 1996 to February 1997. Prior to joining the Company, he was President (1993-1996) and Vice President of Sales and Marketing (1990-1993) of Dynisco Instruments, an operating division of Dynisco, Inc., a wholly-owned subsidiary of Berwind Industries. Dynisco Instruments is a manufacturer of pressure and temperature measurement products for the plastics industry. He holds a B.S. in Physics from Georgetown University and an M.S. in Physics from Northeastern University.

  Dr. Fantone became a director of the Company in March 1995 and was elected Chairman of the Board of Directors in January 1997. Since 1982, he has been President and Chief Executive Officer of Optikos Corporation, an optical engineering firm which he founded and which specializes in the design and manufacture of optical products and instrumentation and optical test equipment. He has B.S. degrees in Electrical Engineering and Management from M.I.T. and a Ph.D. in optics from the Institute of Optics at the University of Rochester. Dr. Fantone has been awarded 36 patents and is the author of numerous technical papers and articles on optical technology. He is also currently a Senior Lecturer in the Mechanical Engineering Department at M.I.T and Treasurer of the Optical Society of America.

  Mr. Mollegen has served as a director of the Company since 1985. He is the President and Chief Executive Officer of Allied Resources Corporation, a company which provides technical training, engineering, health management, and safety management services to industrial firms. Prior to joining Allied Resources in 1993, Mr. Mollegen was Chairman and Chief Executive Officer of Analysis & Technology, Inc., a provider of engineering and technical services to the U.S. Navy. Mr. Mollegen has a B.E. in Electrical Engineering from

Yale University and is the author of over 90 technical papers and reports on undersea topics. He is a member of the board of Technology for Connecticut (TECHCONN), Inc. and of Southeast Area Regional Economic Development (SEA-
RED). He is also a member of the Advisory Committee of the University of New Haven Southeast Branch.

  Mr. Naylor is President of Cameras and Images International, Inc. (a dealer in photographic images and equipment), is the owner and founder of the Naylor Museum of Photography in Brookline, Massachusetts, and has served as a director of the Company since 1987. Mr. Naylor is an internationally recognized authority on photographic history, processes, and technology. Mr. Naylor is the former Chairman, President and CEO of Standard-Thomson Corporation, a manufacturer of temperature and pressure controls and electronic equipment. Mr. Naylor is also the former Chairman, President and CEO of Thomson International Corporation (1959-1989), a manufacturer of temperature controls with engineering and manufacturing facilities in twelve countries. Mr. Naylor has a B.A. in Economics from Fordham University and a B.S. in Mechanical Engineering from The Johns Hopkins University. Mr. Naylor is also a member of the Board of Directors of Analysis & Technology, Inc., Sandler Productions, Inc. (motion picture and television production) and Summit Industries, Inc. (a manufacturer of x-ray equipment).

  Mr. Willis was elected as a director on January 23, 1998. Since August 1993, he has been President and Chief Executive Officer and a director of Zygo Corporation, a supplier of high precision yield improvement and metrology systems. From February 1992 to August 1993, Mr. Willis was Chief Operating Officer of Zygo Corporation. Prior to joining Zygo he was the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis is also a director of Rofin-Sinar Technologies, Inc. (industrial laser systems) and Middlesex Health Services, Inc., a Connecticut-based health care provider. Mr. Willis has a B.S. in mechanical engineering from Worcester Polytechnical Institute.

  Mr. Dunne was appointed Treasurer and Chief Financial Officer of the Company on February 1, 1997. Prior to joining the Company, he was Chief Financial Officer of Kinney Vacuum Company, an operating division of General Signal Corporation (1993-1996). Kinney Vacuum Company is a manufacturer of industrial vacuum pumps and pump systems for the food packaging, chemical and pharmaceutical, heat treating, automotive, and other industries. Prior to joining Kinney, Mr. Dunne was Director of Planning and Analysis at General Signal Corporation (1990-1993). General Signal Corporation is a manufacturer of products serving the process controls, electrical controls, and industrial technology industries. Mr. Dunne has a B.S. degree in Public Accounting from St. John's University, an M.B.A. in Finance from Long Island University, and is a Certified Public Accountant.

  There are no family relationships among the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

  Four meetings of the Board of Directors were held during the fiscal year ended September 30, 1997, and the Board of Directors took action by unanimous written consent on two occasions during that period. The Board of Directors serves as the Company's Nominating Committee.

  The Audit Committee is a committee of the Board of Directors which reviews and discusses the plan for and the results of the annual audit with the Company's independent auditors and approves non-audit services provided by them. The Audit Committee also reviews the Company's internal auditing, control and accounting system. In addition, the committee makes recommendations to the Board concerning the selection of the independent auditors. The present members of the Committee, which met once during the past fiscal year, are Messrs. Mollegen, Naylor and Fantone.

  The ESOP Committee is appointed by the Board of Directors and administers the Company's Employee Stock Ownership Plan. Messrs. Coughlin, Naylor and Fantone are the current members of the ESOP Committee. There were no meetings of the ESOP Committee during the past fiscal year.

  The Compensation and Incentive Stock Option Plan Committee (the "Compensation Committee") is a committee of the Board of Directors which establishes salaries of senior officers and issues options under the Company's employee stock option plan. The current members of the Compensation Committee are Messrs. Mollegen, Naylor and Fantone. The committee met four times during the past fiscal year.

  All directors attended 100% percent of the meetings of the Board of Directors and the committees of which they were members during the fiscal year ended September 30, 1997.

                  PRINCIPAL HOLDERS OF VOTING SECURITIES AND
                       SECURITY OWNERSHIP OF MANAGEMENT

  The following information is furnished as of February 20, 1998 with respect to the beneficial ownership of shares of Common Stock of the Company by the directors and executive officers of the Company, all of the directors and officers of the Company as a group and all persons known to be the beneficial owners of more than five percent of such outstanding stock. Unless otherwise indicated, each of the persons named below held sole voting and investment power over the shares listed below as of said date.

  In accordance with the rules of the Securities and Exchange Commission, shares which an individual has the right to acquire pursuant to stock options which are exercisable within sixty days are considered to be beneficially owned and, for purposes of calculating the percentage ownership of stock for an individual who holds exercisable stock options, such shares are also considered to be outstanding. Reference should be made to the footnotes below for further information as to each individual listed.

                                             SHARES       PERCENT OF OUTSTANDING
NAME AND ADDRESS (1)                   BENEFICIALLY OWNED      COMMON STOCK
--------------------                   ------------------ ----------------------
Samuel O. Raymond....................       195,315(2)             14.8%
Ronald K. Church 1996 Trust..........       128,250                 9.7%
State Street Bank and Trust Company,
 Trustee of the Benthos, Inc.
 Employee Stock Ownership Plan
 ("ESOP") (3)........................        60,505                 4.6%
John L. Coughlin.....................        27,082(4)              2.0%
Stephen D. Fantone...................        38,250(5)              2.9%
A. Theodore Mollegen, Jr.............        10,500                 0.8%
Thurman F. Naylor....................        22,500                 1.7%
Gary K. Willis.......................         2,500                 0.2%
Francis E. Dunne, Jr.................         3,750(6)              0.3%
All directors and officers as a group
 (7 persons).........................       299,897(7)             21.8%

--------
(1) Except as set forth below, the address of each of the individuals set forth in the table is c/o Benthos, Inc., 49 Edgerton Drive, North Falmouth, Massachusetts 02556. The address of the Ronald K. Church Trust is 46 Riddle Hill Road, Falmouth, Massachusetts 02540. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.
(2) Includes 2,889 shares owned by the Company's ESOP, over which Mr. Raymond has sole voting power. Also includes 55,243 shares owned by Mr. Raymond's children, as to which shares Mr. Raymond disclaims beneficial ownership.
(3) Pursuant to the terms of the plan, plan participants are entitled to direct the Trustee as to the manner in which all shares allocated to such participants' accounts are to be voted.
(4) Consists of 27,000 shares which Mr. Coughlin has the right to acquire through the exercise of a stock option for 75,000 shares granted April 8, 1996 and 82 shares owned by the Company's ESOP over which Mr. Coughlin has sole voting power.
(5) Includes 26,250 shares which Dr. Fantone has the right to acquire through the exercise of a stock option for 22,500 shares granted January 19, 1995 and a stock option for 11,250 shares granted January 24, 1997.
(6) Consists of 3,750 shares which Mr. Dunne has the right to acquire through the exercise of a stock option for 15,000 shares granted January 24, 1997.
(7) Includes an aggregate of 57,000 shares which the directors and officers have the right to acquire through the exercise of certain options.

                            EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid by the Company for the Company's last three fiscal years to the Company's chief executive officer during the Company's fiscal year ended September 30, 1997 and the only other executive officer who received an annual salary and bonus exceeding $100,000 during that fiscal year.

                                           ANNUAL COMPENSATION
                                    FISCAL --------------------    ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR    SALARY     BONUS   COMPENSATION(1)
---------------------------         ------ ---------- --------- ---------------
John L. Coughlin...................  1997  $  153,769 $  53,000    $ 10,879
 President and Chief Executive
  Officer (2)                        1996      66,462    20,000         --
Francis E. Dunne, Jr...............  1997  $   82,788 $  30,000         --
 Treasurer and Chief Financial
  Officer (3)
All directors and officers as a
 group (6 in all)..................  1997  $  321,370 $  83,000    $ 47,714
                                     1996     236,170    80,620       8,659
                                     1995     273,024       --      172,772

--------
(1) Includes amounts contributed to individual accounts with the Company's ESOP and 401(k) Retirement Plan. Also includes $171,523 in severance pay to a former officer incurred with respect to fiscal 1995.
(2) Mr. Coughlin has served as President and Chief Executive Officer since April 8, 1996.
(3) Mr. Dunne has served as Treasurer and Chief Financial Officer since February 1, 1997.

  On January 24, 1997, the Company granted to Francis E. Dunne, Jr. an option to purchase 15,000 shares of the Company's Common Stock, expiring January 23, 2007, at an exercise price of $11.50 per share, vesting in four annual installments commencing on the first anniversary of the date of grant. This option represented 51.3% of the number of shares subject to stock options granted to all employees during the 1997 fiscal year.

STOCK OPTION TABLE

  The following table sets forth information concerning each exercise of stock options during the Company's fiscal year ended September 30, 1997 by the executive officers named in the table above and the number and value of shares underlying those stock options at that date.

                                                                                     VALUE OF
                                                               NUMBER OF           UNEXERCISED
                                                         UNEXERCISED SECURITIES    IN-THE-MONEY
                             SHARES ACQUIRED    VALUE      UNDERLYING OPTIONS       OPTIONS AT
NAME AND PRINCIPAL POSITION    ON EXERCISE   REALIZED(1)   AT FISCAL YEAR END   FISCAL YEAR END(1)
---------------------------  --------------- ----------- ---------------------- ------------------
John L. Coughlin,
 President and Chief
 Executive Officer.....          10,500        $83,584            8,250(2)           $113,438(2)
                                     --             --           56,250(3)            773,438(3)
Francis E. Dunne, Jr.,
 Treasurer and Chief
 Financial Officer.....              --             --           15,000(3)             98,750(3)

--------
(1) Based upon the difference between the option exercise price and the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on the date of exercise or September 30, 1997, as appropriate.
(2) Shares underlying options exercisable as of September 30, 1997.
(3) Shares underlying options not exercisable as of September 30, 1997.

DIRECTORS' COMPENSATION

  On January 23, 1998, the Board of Directors adopted a new compensation policy, effective April 3, 1998, under which each of its non-employee directors will receive a fee of $6,000 per year plus $1,000 for each directors' meeting attended and reimbursement for reasonable travel and other expenses when incurred. Stephen D. Fantone also receives additional compensation of $2,500 per month for his services as Chairman of the Board of Directors. The Company intends to continue these policies in the future.

EMPLOYMENT CONTRACTS

  In 1990, the Company entered into an employment agreement with Samuel O. Raymond. Under this agreement, as amended, Mr. Raymond will be employed as the Director of Research of the Company at a salary of $72,000 per year and will serve as the Chairman Emeritus of the Board of Directors for as long as he is elected to that position. This agreement commenced on August 1, 1990 and will expire on July 31, 2005. After the expiration of the initial term, the agreement will automatically be renewed annually as of August 1, 2005 and each August 1 thereafter. The agreement also provides that if a change in control of the Company should occur during the first, second or last five years of the initial term of the agreement, Mr. Raymond is entitled to receive $427,974, $335,504, or $199,636, respectively, from the Company. The Company has also agreed to pay the premiums on a $1,500,000 life insurance policy on Mr. Raymond's life under a split dollar plan.

  The Company has entered into an employment agreement with John L. Coughlin, effective April 8, 1996, pursuant to which Mr. Coughlin agrees to serve as the President and Chief Executive Officer of the Company. The agreement provides for an initial base salary of $144,000 and an initial minimum bonus of $20,000 payable October 1, 1996. In accordance with the agreement, the Board of Directors has adjusted Mr. Coughlin's base salary to $168,000 per year, effective October 1, 1997 and has adopted an annual incentive compensation program for Mr. Coughlin based upon the attainment of quantitative and qualitative objectives to be set by the Compensation Committee at the beginning of each fiscal year. In addition, pursuant to the agreement, Mr. Coughlin was granted an incentive stock option to purchase 75,000 shares of the Company's Common Stock at an exercise price of $4.33 per share, vesting in four equal annual installments commencing on the first anniversary of the date of grant.

                             CERTAIN TRANSACTIONS

  On July 29, 1997, the Company entered into a License Agreement with a corporation wholly-owned by Dr. Stephen D. Fantone, Chairman of the Board of Directors of the Company, with respect to the concept of utilizing optical technology, for which Dr. Fantone's corporation possesses technical expertise, for application to certain products currently under development by the Company. Under the agreement, the Company will pay the development costs to Dr. Fantone's corporation. During the fiscal year ended September 30, 1997, the Company paid Dr. Fantone's corporation $314,000 for services and materials provided under this contract. The proprietary rights to the technology will be owned by Dr. Fantone's corporation, which has granted an exclusive license to the Company for the use of the technology in certain specified fields of use upon the terms and conditions set forth in the agreement. The Company's policy with respect to business relationships with officers, directors, or affiliates is that any such relationships must be fully disclosed to the Board of Directors and must be upon terms not less favorable to the Company than those available from third parties dealing at arm's length.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company is classified into three classes, each of which consists of two directors. One class of directors is elected each year for a term of three years. The terms of the Class II directors, Stephen
D. Fantone and A. Theodore Mollegen, Jr., expire at the 1998 annual meeting. The Board of Directors has nominated Dr. Fantone and Mr. Mollegen to continue to serve as Class II directors for a term expiring at the 2001 annual meeting.

  Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the stockholders meeting to elect Stephen D. Fantone and A. Theodore Mollegen, Jr., as Class II directors for a three-year term until the 2001 annual meeting of stockholders and until their successors shall be duly elected. In the event that either Dr. Fantone or Mr. Mollegen is unable to stand for election (which event is not now contemplated), the holders of the enclosed proxy will vote for the election of a nominee or nominees acceptable to the remaining members of the Company's Board of Directors.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to elect Dr. Fantone and Mr. Mollegen as directors.

                             APPROVAL OF AUDITORS

  The Board of Directors has appointed Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company and its subsidiary for the fiscal year ending September 30, 1998. Representatives of Arthur Andersen LLP are expected to be present at the stockholders meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the appointment of Arthur Andersen LLP as independent public accountants.

                         APPROVAL OF 1998 NON-EMPLOYEE
                         DIRECTORS' STOCK OPTION PLAN

  On January 23, 1998, the Board of Directors adopted the Benthos, Inc. 1998 Non-Employee Directors' Stock Option Plan (the "Plan") and reserved 150,000 shares of Common Stock for issuance of options under the Plan. The full text of the Plan is set forth in Exhibit A to this Proxy Statement and the following discussion is qualified in its entirety by the text of the Plan. The Plan will replace the Stock Option Plan for Non-Employee Directors approved by the stockholders in 1994 (the "1994 Plan").

PURPOSE

  The purpose of the Plan is to promote the long-term success of the Company by creating a long-term mutuality of interest between the non-employee directors and stockholders of the Company, to provide an inducement for such directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as directors of the Company.

ADMINISTRATION

  The Plan shall be administered by a committee (the "Committee") consisting of not less than two members of the Board of Directors. At all times, the membership of the Committee shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. Notwithstanding the foregoing, the selection of directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be determined by the Board of Directors and the Committee shall have no discretion as to such matters.

ELIGIBILITY

  Under the Plan, each director who is not an employee of the Company will be entitled to receive (when he initially assumes office) an option for the purchase of 15,000 shares of the Company's Common Stock. In addition, the Board of Directors may grant additional options under the Plan to non-employee directors from time to time.

  There are presently four non-employee directors of the Company. The only non- employee director currently participating in the Plan is Gary K. Willis, who was granted an option to purchase 15,000 shares of Common Stock at an exercise price of $14.25 per share in connection with his election as a director on January 23, 1998. Each of the other non-employee directors (Dr. Fantone and Messrs. Mollegen and Naylor) were previously granted options to purchase 22,500 shares of Common Stock under either the 1994 Plan or predecessor arrangements. In addition, Dr. Fantone was granted an option to purchase 11,250 shares of Common Stock at an exercise price of $11.50 per share in connection with his election as Chairman of the Board of Directors on January 24, 1997.

TERMS OF OPTIONS

  Each option granted under the Plan will have an exercise price equal to fair market value as of the date of the grant of the option. The option will not be exercisable during the first twelve months after the date of the grant. After twelve months, the option will be exercisable as to one-third of the shares covered thereby. After twenty-four months from the date of grant, the option will be exercisable as to two-thirds of the shares covered thereby and after thirty-six months from the date of grant, the option will be exercisable as to all of the shares covered thereby. The options expire ten years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. In the event the director ceases to serve as a director of the Company, the option may be exercised only to the extent that the option is exercisable and is in effect on the day such service ceases, except that in the case of death, the option may be exercised by the director's legal representative to the extent that the option is exercisable on the next subsequent anniversary date of the option following the date of death.

CHANGE OF CONTROL

  In the event of certain changes in the ownership of the voting securities of the Company or certain tender offers, proxy contests, mergers or acquisitions (as described in the Plan) the options granted thereunder will become exercisable in full, notwithstanding the exercise schedule.

ADJUSTMENTS TO SHARES

  The Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

AMENDMENT AND TERMINATION

  The Plan may be amended or terminated at any time by the Board of Directors and will terminate in any event on December 31, 2007.

TAX CONSEQUENCES

  All options granted under the Plan will be non-qualified stock options (as contrasted with incentive stock options) for Federal income tax purposes. For Federal income tax purposes, no income will be recognized by the optionee on the grant of a non-qualified stock option. On the exercise by any optionee of a non-qualified stock option, the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be taxable to the optionee and generally deductible by the Company for Federal income tax purposes.

  The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income he had to recognize with respect to the non-qualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock, equal to the difference between the amount realized upon disposition of the stock by the optionee and his basis in the stock. Stock acquired on the exercise of a non-qualified stock option does not give rise to an item of tax preference for alternative minimum tax purposes.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the adoption of the Plan.

                     INCREASE IN AUTHORIZED CAPITAL STOCK

  The Company is presently authorized under its articles of organization to issue up to 2,500,000 shares of Common Stock, par value $0.06 2/3 per share. As of the record date, 1,317,490 shares of Common Stock were issued and outstanding and an additional 182,814 shares were reserved for issuance pursuant to the exercise of stock options. As described below, the Board of Directors believes that the current number of shares of capital stock available for issuance in the future is inadequate. Accordingly, the Board of Directors proposes to amend the articles of organization to increase the number of authorized shares of Common Stock from 2,500,000 to 7,500,000 and to authorize a new class consisting of 250,000 shares of Preferred Stock, par value $.01 per share. The text of the proposed amendment is annexed hereto as Exhibit B.

  Under the terms of the amended articles of organization, the Board of Directors is authorized subject to any limitations prescribed by law, to issue such shares of Preferred Stock in one or more series. Each such series shall have such rights, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Board of Directors.

  This proposal is intended to increase the Company's flexibility by increasing the number of shares of capital stock that can be issued without further stockholder approval. The Board of Directors believes that the adoption of this proposal will enable the Company to respond to business opportunities, such as opportunities to raise additional capital or to finance business acquisitions with capital stock, and to issue additional shares in connection with stock splits, stock dividends and employee benefit plans. Given the limited number of shares of Common Stock currently available for issuance, the Company may not be able in the future to effect certain of these transactions without obtaining stockholder approval for an increase in capital stock. The cost, notice requirements and delay involved in obtaining stockholder approval at the time that corporate action becomes desirable could potentially eliminate the Company's opportunity to effect a desirable transaction or could reduce the benefits to the Company of such a transaction.

  Although the Company is continually reviewing various potential acquisitions and other transactions that could result in the issuance of shares of the Company's capital stock, the Board of Directors has no present plans to issue additional shares of capital stock except for shares of Common Stock issuable in connection with the exercise of stock options and contributions to the Company's employee stock ownership plan. Although the Company has no current plans to declare a stock split or stock dividend, the Company recently declared a three for two stock split (effected as a stock dividend) and may from time to time consider additional splits or dividends if the circumstances warrant.

  The additional shares of capital stock proposed to be authorized, together with existing authorized and unissued shares, generally will be available for issuance without any requirement for further stockholder approval, unless shareholder action is required by applicable law or by the requirements of the Nasdaq SmallCap Market or the rules of any stock exchange on which the Common Stock may then be listed. Although the Board of Directors will authorize the issuance of additional shares only when it considers doing so to be in the best interest of stockholders, the issuance of additional Common Stock may, among other things, have a dilutive effect on earnings per share of Common Stock and on the voting rights of holders of Common Stock. Furthermore, the rights of the holders of Common Stock will be subject to the rights of the holders of any shares of Preferred Stock issued in the future. Stockholders of the Company do not have any preemptive rights to subscribe for additional shares of Common Stock or Preferred Stock that may be issued. In addition, although the Board of Directors has no current plans to do so, shares of Common Stock or Preferred Stock could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, shares of Common Stock or Preferred Stock could be sold privately to purchasers who might support the Board of Directors in a contest for control or to dilute the voting or other rights of a person seeking to obtain control. However, as indicated above, the Company is not aware of any effort by anyone to obtain control of the Company and the Company has no present intention to use the increased shares of authorized capital stock for any such purposes.

  The Board of Directors unanimously recommends that stockholders vote "FOR" the proposal to increase the authorized capital stock of the Company.

                    OTHER MATTERS COMING BEFORE THE MEETING

  As of the date of this Proxy Statement, management does not know of any matters to be presented to the meeting other than the matters set forth in the attached Notice of Special Meeting of Stockholders. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of those reports are to be furnished to the Company.

  Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company under Rule 16a-3(d) during the fiscal year ended September 30, 1997, no director, officer, or beneficial owner of more than 10% of the Company's equity securities failed to file on a timely basis, any reports required by Section 16(a) of the Securities Exchange Act of 1934, except that Samuel O. Raymond was late on one occasion in filing a Form 4 reporting the sale of 7,100 shares of Common Stock.

                             STOCKHOLDER PROPOSALS

  Under the By-laws of the Company, written notice to the Clerk stating the business to be brought by stockholders before an annual meeting of stockholders or a special meeting in lieu of the annual meeting shall be given sixty days prior to the anniversary date of the immediately preceding annual meeting and within ten days of the written notice of any special meeting of stockholders not in lieu of the annual meeting. Similar written notice to the Clerk stating stockholder nominations for the election of directors, other than those recommended by the Board of Directors, shall be given sixty days prior to the anniversary date of the immediately preceding annual meeting of stockholders and within ten days of the written notice of any special meeting of stockholders to elect directors. Proposals which stockholders intend to present at the 1999 annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than February 2, 1999.

                             AMENDMENTS TO BY-LAWS

  Article 10 of the By-Laws of the Company provides that not later than the time of the notice of the meeting of stockholders next following the amending or repealing by the directors of any By-Law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-Laws. On January 23, 1998, the Board of Directors amended the By-Laws of the Company in several respects in order to conform to certain provisions of the Massachusetts Business Corporation Law relating to corporations with voting securities registered under the Securities Exchange Act of 1934.

  In particular, Article 3, Section 3.2 of the By-Laws was amended to provide, as required by Section 34(b) of the Massachusetts Business Corporation Law, that so long as the Company has a class of voting stock registered under the Securities Exchange Act of 1934, special meetings of stockholders may be called by the President or a majority of the Board of Directors or upon application of stockholders owning at least 40% in interest of the capital stock entitled to vote at the meeting.

  In addition, Article 4, Section 4.1 of the By-Laws was amended to provide, as required by Section 50A of the Massachusetts Business Corporation Law, for the classification of the Board of Directors as described under "Directors and Executive Officers of the Company" herein. Article 6, Sections 6.2 and 6.3 were also amended to provide, as required by said Section 50A, that a director may be removed from office only for cause (defined, as provided in said
Section 50A, as conviction of a felony, declaration of unsound mind by a court, gross dereliction of duty, commission of an act of moral turpitude or intentional misconduct or a knowing violation of law resulting in both an improper substantial personal benefit and a material injury to the Company) and that any vacancy at any time existing in the Board of Directors shall be filled only by the majority of the remaining directors then in office.

                                 OTHER MATTERS

  THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE COMPANY. A COPY OF THE FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE, AND COPIES OF THE EXHIBITS WHICH ARE LISTED THEREIN WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S COSTS OF REPRODUCTION AND MAILING OF SUCH EXHIBITS. ALL SUCH REQUESTS SHOULD BE DIRECTED TO FRANCIS E. DUNNE, JR., CHIEF FINANCIAL OFFICER, 49 EDGERTON DRIVE, NORTH FALMOUTH, MASSACHUSETTS 02556 (TEL: 508-563-1000).

                                          By Order of the Board of Directors
                                          John T. Lynch, Clerk

North Falmouth, Massachusetts
February 27, 1998

                                                                      EXHIBIT A

                                 BENTHOS, INC.

                1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

  The purposes of the Benthos, Inc. 1998 Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of Benthos, Inc. ("Benthos") by creating a long-term mutuality of interests between the non-employee Directors and stockholders of Benthos, to provide an additional inducement for such directors to remain with Benthos and to provide a means through which Benthos may attract able persons to serve as directors of Benthos.

                                   SECTION 1
                                ADMINISTRATION

  The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of Benthos (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee. At all times this membership of the Committee shall always satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule.

  The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

  Notwithstanding the above, the selection of the directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be determined by the Board as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2
                        SHARES AVAILABLE UNDER THE PLAN

  The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 150,000 shares of the common stock, par value $.06 2/3 per share, of Benthos (the "Common Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 3
                            GRANT OF STOCK OPTIONS

  Options to purchase shares of Common Stock shall be granted under the Plan as follows: (i) immediately following the initial election of any new director of Benthos who is not otherwise an employee of Benthos, or any subsidiary of Benthos (a "non-employee Director"), an option shall be granted to such new non-employee Director for the purchase of Fifteen Thousand (15,000) shares of Common Stock, and (ii) from time to time thereafter such additional options to purchase shares of Common Stock as the Board in its sole discretion shall determine, shall be granted to non-employee Directors. All options granted pursuant to this Plan shall be "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   SECTION 4
                     TERMS AND CONDITIONS OF STOCK OPTIONS

  Stock options granted under the Plan shall be subject to the following terms and conditions:

  (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

  (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to Benthos shares of Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares may also be accomplished through the effective transfer to Benthos of shares of Common Stock held by a broker or other agent. Benthos will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by Benthos upon exercise of the stock option until Benthos has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares of Benthos shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 2.

  (C) No stock option granted hereunder shall be exercisable during the first year of its term, except in the event of death as provided in Section 4(E) or in the event of a Section 6 Event as provided in Section 6. Thereafter, the options shall be exercisable as follows: after one year from the date of grant, the option may be exercised for one-third of the option shares, after two years from the date of grant, the option may be exercised for two-thirds of the option shares, and after three years from the date of grant, the option may be exercised for all of the option shares. Subject to the preceding sentence and subject to Section 4(E) which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant. A stock option to the extent exercisable may be exercised in whole or in part.

  (D) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.

  (E) If a grantee ceases to be a director of Benthos for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

    (i) If a grantee ceases to be a director of Benthos for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a director, whichever is the shorter period;

    (ii) If during his term of office as a director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation or removal of the grantee, whichever is the shorter period.

    (iii) Following the death of a grantee during service as a director of Benthos, any outstanding stock option held by the grantee at the time of death shall be exercisable, to the extent such outstanding stock option would have been exercisable on the next subsequent anniversary date of such option after the death of the grantee, by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

    (iv) Following the death of a grantee after ceasing to be a director and during a period when a stock option is exercisable under clause (i) above, the stock option shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

    (v) Following the death of a grantee after ceasing to be a director and during a period when a stock option is exercisable under clause (ii) above, the stock option shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three months after the grantee ceased being a director or one year after the date of death of the grantee (whichever is longer).

A stock option held by a grantee who has ceased to be a director of Benthos shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

  (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of Benthos by an authorized officer of Benthos and by the grantee.

  (G) Fair market value of the Common Stock shall be the closing price, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to reply upon): (i) the closing price per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (ii) if the Common Stock is not listed on any such exchange, the closing price per share of the Common Stock for such date on the Nasdaq National Market or SmallCap Market or any successor system then in use ("Nasdaq"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period before such date, then fair market value shall be the closing price per share of Common Stock on the closest date prior to the date on which the fair market value is to be determined. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

  (H) The obligation of Benthos to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for Benthos, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and
(iii) all other applicable laws, regulations, rules and orders which may then be in effect.

  Subject to the foregoing provisions of this Section 4 and other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in
Section 4(F), or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would case the Plan to fail to be a plan described in Rule 16b-3(d)(1), or any successor rule.

                                   SECTION 5
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

  If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of Benthos or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

  In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

  If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

  No adjustment or substitution provided for in this Section 5 shall require Benthos to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

  Except as provided in this Section 5, grantee shall have no rights by reason of any issue by Benthos of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 6
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

  (A) DEFINITIONS.

  For purposes of this Section 6, the following terms shall have the following meanings:

  (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

  (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

  (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

  (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of Benthos (other than such an offer made by Benthos or any Subsidiary), whether or not such offer is approved or opposed by the Board.

  (5) "Continuing Directors" shall mean a director of Benthos who either (a) was a director of Benthos on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of Benthos was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Benthos which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

  (6) "Section 6 Event" shall mean the date upon which any of the following events occurs:

    (a) Benthos acquires actual knowledge that any Person other than Benthos, a Subsidiary or any employee benefit plan(s) sponsored by Benthos or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of Benthos entitling such Person to 30% or more of the Voting Power of Benthos;

    (b) A Tender Offer is made to acquire securities of Benthos entitling the holders thereof to 30% or more of the Voting Power of Benthos; or

    (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than Benthos or less than 51% of the members of the Board shall be Continuing Directors; or

    (d) The stockholders of Benthos shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of Benthos as a result of which the stockholders of Benthos immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of Benthos immediately prior to the transaction; provided however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by Benthos) referred to in paragraph 6(c), then no Section 6 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

  (B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS.

  Notwithstanding any other provision contained in the Plan, in case any "Section 6 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 6(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

                                   SECTION 7
       EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND STOCKHOLDERS

  Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a director of Benthos or interfere in any way with the rights of the stockholders of Benthos or the Board to elect and remove directors.

                                   SECTION 8
                           AMENDMENT AND TERMINATION

  The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board, provided always that no such termination shall terminate any outstanding stock options granted under the Plan, and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan by Nasdaq or the rules of any stock exchange on which the Common Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock options, the periods during which any stock option may be exercised and the term of any stock option other than to comply with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3 under the 1934 Act, or any successor rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

  Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                                   SECTION 9
                      EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders. If such approval is obtained at the Special Meeting of Stockholders on April 3, 1998, the Plan shall be effective on the date of such meeting. This Plan shall expire on December 31, 2007. Termination of the Plan shall not, without the consent of the grantee, affect such grantee's rights under any option previously granted to such grantee.

                                                                      EXHIBIT B

                PROPOSED AMENDMENT TO ARTICLES OF ORGANIZATION

VOTED: that Article 4 of the articles of organization of the Corporation be and hereby is amended to read in its entirety as follows:

  "SECTION 1. General.

  The total number of shares of stock which the Corporation shall have the authority to issue is 7,500,000 shares of Common Stock, par value $.06 2/3 per share, and 250,000 shares of Preferred Stock, par value $.01 per share.

  The shares authorized in this Article 4 may be issued by the Corporation from time to time as approved by its Board of Directors without the approval of its stockholders.

  The preferences, voting powers, qualifications and special or relative rights or privileges as to, each class or series of stock now established shall be as set forth below in Sections 2 and 3 of this Article 4.

  SECTION 2. Common Stock.

  Except as provided by law or in this Article 4 (or in any certificate of establishment of any series of Preferred Stock), the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote on all matters for each share held by such holder.

  Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the Common Stock as to the payment of the dividends, the full amount of dividends and of sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the Board of Directors.

  In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up the Company the full preferential amounts to which they are respectively entitled, the holders of the Common Stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holdings.

  SECTION 3. Preferred Stock.

  The Preferred Stock shall consist of 250,000 shares which shall have the preferences, voting powers, qualifications, and special or relative rights or privileges set forth in the following description thereof.

  The Preferred Stock may consist of one or more series. The Board of Directors may, from time to time, establish and designate the different series and designate variations in the relative rights and preferences between the different series as provided below, but in all other respects all shares of the Preferred Stock shall be identical. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors.

  Subject to the provisions hereof, the Board of Directors is authorized to establish one or more series of Preferred Stock and, to the extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts, to fix and determine the preferences, voting powers, qualifications and special or relative rights or privileges of each series including, but not limited to:

  (a) the number of shares to constitute such series and the distinguishing designation thereof;

  (b) the dividend rate on the shares of such series and the preferences, if any, and the special and relative rights of such shares of such series as to dividends;

  (c) whether or not the shares of such series shall be redeemable, and, if redeemable, the price, terms and manner of redemption;

  (d) the preferences, if any, and the special and relative rights of the shares of such series upon liquidation of the Corporation;

  (e) whether or not the shares of such series shall be subject to the operation of a sinking or purchase fund and, if so, the terms and provisions of such fund;

  (f) whether or not the shares of such series shall be convertible into shares of any other class or of any other series of the same or any other class of stock of the Corporation and, if so, the conversion price or ratio and other conversion rights;

  (g) the conditions under which the shares of such series shall have separate voting rights or no voting rights; and

  (h) such other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts.

Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time authorize the issuance of additional shares of the same series."

                                      B-2